As filed with the Securities and Exchange Commission on June 7, 1996.
                                                     REGISTRATION NO. 333-
- --------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  ---------------------------------------------

                          CAMBRIDGE NEUROSCIENCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                              13-3319074
     (State or Other Jurisdiction of         (IRS Employer Identification No.)
      Incorporation or Organization)

         ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE MASSACHUSETTS 02139
                    (Address of Principal Executive Offices)

                  ---------------------------------------------

                           1991 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

                                 ELKAN R. GAMZU
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          CAMBRIDGE NEUROSCIENCE, INC.
                          ONE KENDALL SQUARE, BLDG. 700
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 225-0600
            (Name, Address and Telephone Number of Agent for Service)

                                 with copies to:
                              PETER WIRTH, ESQUIRE
                               PALMER & DODGE LLP
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108
                                 (617) 573-0100

                  ---------------------------------------------

                         CALCULATION OF REGISTRATION FEE


==========================================================================================================
                                                   Proposed              Proposed
      Title of                                     Maximum               Maximum
     Securities               Amount               Offering              Aggregate             Amount of
        to be                 to be               Price Per              Offering            Registration
     Registered             Registered             Share (1)             Price (1)                Fee
- ----------------------------------------------------------------------------------------------------------

    Common Stock,
   $.001 par value      500,000 shares (2)          $9.625              $4,812,500            $1,659.48
==========================================================================================================


(1)  Estimated solely for the purpose of determining the  registration fee and computed  pursuant to Rule
     457(h) and based on the average of the high and low sales prices on June 3, 1996, as reported in the
     Nasdaq National Market System.
(2)  This  Registration  Statement  registers an additional  500,000 shares of Common Stock under the 1991
     Equity  Incentive  Plan. A total of 1,600,000  shares of Common Stock have previously been registered under such plan (SEC File No. 33-42933 and File No. 33-76408).


                        Exhibit Index Appears at Page 4.

     The contents of the Registration Statements on Form S-8 of Cambridge NeuroScience, Inc. (the "Company"), as filed with the Securities and Exchange Commission on September 30, 1991 (Commission File No. 33-42933) and March 11, 1994 (Commission File No. 33-76408), relating to the registration of a total of 1,600,000 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), authorized for issuance under the Company's 1991 Equity Incentive Plan (the "Plan"), are incorporated by reference in their entirety herein in accordance with General Instruction E to Form S-8. This Registration Statement provides for the registration of an additional 500,000 shares of the Company's Common Stock authorized for issuance under the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on this 7th day of June, 1996.
                            CAMBRIDGE NEUROSCIENCE, INC.

                                    By: /s/ Harry W. Wilcox, III
                                       -----------------------------
                                        Harry W. Wilcox, III
                                        Senior Vice President, Finance and
                                        Business Development, and
                                        Chief Financial Officer

                                POWER OF ATTORNEY

     We, the undersigned Officers and Directors of Cambridge NeuroScience, Inc., hereby severally constitute and appoint Elkan R. Gamzu, Harry W. Wilcox, III, Ross S. Gibson, William T. Whelan and Peter Wirth, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, including any post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       SIGNATURE                               TITLE                              DATE
       ---------                               -----                              ----

/s/ Elkan R. Gamzu                          President and                       May 31, 1996
- ---------------------------                 Chief Executive Officer
Elkan R. Gamzu                              (Principal Executive Officer)
                                            and Director


/s/ Harry W. Wilcox, III                    Senior Vice President, Finance      May 31, 1996
- ---------------------------                 and Business Development
Harry W. Wilcox, III                        (Principal Financial
                                            and Accounting Officer)


/s/ Nancy S. Amer                           Director                            May 31, 1996
- ---------------------------
Nancy S. Amer

                                            Director                            May 31, 1996
- ---------------------------
Burkhard Blank

/s/ Ira A. Jackson                          Director                            May 31, 1996
- ---------------------------
Ira A. Jackson

/s/ S. Joshua Lewis                         Director                            May 31, 1996
- ---------------------------
S. Joshua Lewis

/s/ Joseph B. Martin                        Director                            May 31, 1996
- ---------------------------
Joseph B. Martin

/s/ Paul C. O'Brien                         Director                            May 31, 1996
- ---------------------------
Paul C. O'Brien

/s/ Peter Stalker, III                      Director                            May 31,  1996
- ----------------------------
Peter Stalker, III

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


                                  EXHIBIT INDEX



EXHIBIT                                                                              PAGE
NUMBER                                DESCRIPTION                                   NUMBER
- ------                                -----------                                   ------

5            Opinion of Palmer & Dodge LLP as to the legality of the securities       5
             registered hereunder.

23.1         Consent of Ernst & Young LLP, independent auditors.                      6

23.2         Consent of Palmer & Dodge LLP (contained in Opinion of                   5
             Palmer & Dodge LLP filed as Exhibit 5).

24           Power of Attorney (set forth on the Signature Page to                    3
             this Registration Statement).

99.1         Cambridge NeuroScience, Inc. 1991 Equity Incentive Plan, as amended.     7


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